Exhibit 99.1

KPMG LLP Bay Adelaide Centre 333 Bay Street, Suite 4600 Toronto, ON M5H 2S5 Canada Tel 416-777-8500 Fax 416-777-8818 www.kpmg.ca

Independent Accountants’ Agreed‑Upon Procedures Report

BMW Canada Inc. (the “Company”)
TD Securities Inc.
TD Securities (USA) LLC
together, (the “Specified Parties”)

Re: BMW Canada Auto Trust, Series 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “February 2026 Preliminary Pool-cut_W_ALG.xlsx” provided by the Company on March 19, 2026, containing information on 15,000 automobile retail leases (the “Leases”) as of February 28, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by BMW Canada Auto Trust, Series 2026-1 (the “Notes”). The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

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•	The term “reporting threshold” means that dollar amounts were within CAD 1.00 and dates were within 1 day, unless otherwise stated.

•	The term “Cutoff Date” means February 28, 2026.

•
The term “Permit Document” means the Vehicle Permit, Application for Vehicle Permit, Permit Request Form, Owner’s Certificate of Insurance and Vehicle License, Vehicle Registration Certificate, Vehicle Insurance Confirmation, Vehicle Insurance Certificate, or Limited Power of Attorney.

•	The term "Customer Express System" means the Company's system that contains account information such as: address, lease information, and payment information and history.

•	The term “International Funding System” means the Company's system containing financing agreements and contracts.

•	The term “CRIF System” means the Company’s Credit Flow System containing customer information, credit decisions, and underwriting credit applications.

•	The term “ALG Residual Value” means the 2026 ALG Residual Amount contained in the Data File.

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value related to the Data File, as described in Exhibit B.

•
The term “Source Documents” means the following information for each Selected Lease (defined below) provided by the Company:  Motor Vehicle Lease Contract; Permit Document; Credit Application; Lease Worksheet; Vehicle Insurance Confirmation; and information obtained from the Customer Express System, International Funding System, and CRIF System.

•	The term “Provided Information” means the Cutoff Date, Data File Instructions, and Source Documents.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 100 Leases from the Data File (the “Selected Leases”) using a random sampling tool. A listing of the Selected Leases is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Leases we were instructed to randomly select from the Data File.

B.
For each Selected Lease, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Data File Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Data File Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute (Field Name in the Data File)	Source Document(s)/Data File Instructions

Lease Number (Account No)	Customer Express System

First Payment Date (First Pmt Dte)	Motor Vehicle Lease Contract

Adjusted Capitalized Cost Amount (Cap Cost Amt)	Motor Vehicle Lease Contract and Data File Instructions

Monthly Base Payment Amount (MthPmtAmt WithInsurance)	Motor Vehicle Lease Contract

Original Term to Maturity (Term)	Motor Vehicle Lease Contract

Maturity Date (Contract End Dte)	Motor Vehicle Lease Contract

Province/Territory of Registration (Province)	Permit Document and information obtained from the Customer Express System

Vehicle Identification Number (Vin)	Motor Vehicle Lease Contract

Vehicle Model Year (Model Year)	Motor Vehicle Lease Contract

Manufacturer’s Suggested Retail Price (Msrp Amt)	Credit Application, Lease Worksheet, Motor Vehicle Lease Contract, and International Funding System

Credit Bureau Score (Max Bureau Score)	CRIF System and Data File Instructions

Remaining Term to Maturity (Rem Term)	Motor Vehicle Lease Contract and Data File Instructions

Days Past Due (Days Over)	Customer Express System and Data File Instructions

Base Residual Value (Investor RV)	Motor Vehicle Lease Contract and Data File Instructions

We found such information to be in agreement without exception.

C.	For each Selected Lease, we inspected the presence of the following in the Source Documents:

•
Permit Document utilizing the Data File Instructions. We did not perform any procedures to determine if the Permit Document complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest.

•	Signed or initialed the Original Motor Vehicle Lease Agreement. We make no representation regarding the authenticity of the signatures or initials.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Toronto, Ontario
April 27, 2026

Exhibit A – The Selected Leases
Selected Lease Number	Lease Number	Selected Lease Number	Lease Number	Selected Lease Number	Lease Number
1	2026177397	35	2026125262	69	2026132732
2	2026198286	36	2026100983	70	2026199460
3	2026169634	37	2026185496	71	2026114932
4	2026132407	38	2026125958	72	2026102772
5	2026119196	39	2026108832	73	2026145830
6	2026187494	40	2026179445	74	2026196124
7	2026134896	41	2026118511	75	2026127779
8	2026197814	42	2026181561	76	2026181969
9	2026197076	43	2026145871	77	2026175208
10	2026143677	44	2026188987	78	2026100828
11	2026102238	45	2026113398	79	2026166696
12	2026142045	46	2026137573	80	2026130746
13	2026193530	47	2026180080	81	2026128539
14	2026192022	48	2026180529	82	2026138573
15	2026186306	49	2026165100	83	2026181876
16	2026136400	50	2026192465	84	2026164955
17	2026183214	51	2026150115	85	2026102907
18	2026168480	52	2026134223	86	2026186951
19	2026112387	53	2026127863	87	2026134041
20	2026135922	54	2026186632	88	2026149696
21	2026139781	55	2026103463	89	2026181585
22	2026187036	56	2026170294	90	2026184119
23	2026117606	57	2026143808	91	2026199318
24	2026126732	58	2026132445	92	2026135946
25	2026169654	59	2026189679	93	2026124096
26	2026117372	60	2026125343	94	2026124904
27	2026190879	61	2026181512	95	2026103179
28	2026125807	62	2026198534	96	2026108164
29	2026142482	63	2026188173	97	2026128155
30	2026169663	64	2026194329	98	2026192943
31	2026124732	65	2026167534	99	2026179468
32	2026163044	66	2026110312	100	2026101301
33	2026183993	67	2026178487
34	2026166745	68	2026134531

 Exhibit B - Data File Instructions

Attribute	Data File Instructions
Adjusted Capitalized Cost Amount (Cap Cost Amt)	Recompute the Adjusted Capital Cost Amount as the difference between:

	(i)	the Total Price from the Motor Vehicle Lease Contract;
	(ii)	the sum of:
		a.	the Cash Down Payment from the Motor Vehicle Lease Contract; and
		b.	the Net Trade-In Allowance from the Motor Vehicle Lease Contract.

Credit Bureau Score (Max Bureau Score)	Recompute the Credit Bureau Score as the greater of:

	(i)	the Borrower’s Bureau Score from the CRIF System; and
	(ii)	the Co-Applicant Bureau Score form the CRIF System, if applicable.

Remaining Term to Maturity (Rem Term)	Recompute the Remaining Term to Maturity as of the Cutoff Date as the difference between:

	(i)	the Original Term to Maturity from the Motor Vehicle Lease Contract, and
	(ii)	the sum of:
		a.	the number of months in the year of the Selected Lease’s First Payment Date from the Motor Vehicle Lease Contract; and
		b.	the number of months in the period that follows the last day of the year of the Selected Lease’s First Payment Date up to and including the Cutoff Date.

Days Past Due (Days Over)	Recompute the Days Past Due as follows:

	(i)	if the payment received date from the Customer Express System was prior to the Cutoff Date:

a.
if the payment due date from the Customer Express System was on or prior to the Cutoff Date, recompute the number of Days Past Due as the number of days between and including the Cutoff Date and the payment due date from the Customer Express System; and

Attribute	Data File Instructions
		b.	if the payment due date from the Customer Express System was after the Cutoff Date, assume the number of Days Past Due to be zero, as instructed by the Company.

	(ii)	if the payment received date from the Customer Express System was after the Cutoff Date:

a.
if the payment due date from the Customer Express System was on or prior to the Cutoff Date, recompute the number of Days Past Due as the number of days between and including the Cutoff Date and the payment due date from the Customer Express System; and

		b.	if the payment due date from the Customer Express System was after the Cutoff Date, assume the number of Days Past Due to be zero, as instructed by the Company.

(iii)
if the payment received date from the Customer Express System was equal to the Cutoff Date and the payment due date from the Customer Express System was on or after the Cutoff Date, assume the number of Days Past Due to be zero, as instructed by the Company.

Base Residual Value (InvestorRV)	Recompute the Base Residual Value as the lesser of:

	(i)	the Estimated Residual Value from the Motor Vehicle Lease Contract; and
	(ii)	the ALG Residual Value.

Permit Document
Inspect the Permit Document for each Selected Lease listing the Company’s security interest in the motor vehicle was listed as “BMW Canada Inc.”, “BMW Financial Services Canada, A Division of BMW Canada Inc.”, “BMW Group Financial Services Canada”, “Services financiers BMW Canada”, or “BMW Financial Services Canada”; and named as the owner or lessor of the vehicle on any of the observed Permit Document.